Exhibit 99.1

FOR IMMEDIATE RELEASE	CONTACTS:	Christopher Abate
Redwood Trust, Inc.		Chief Financial Officer
Tuesday, February 9, 2016		(415) 384-3584

Kristin Brown
Investor Relations
(415) 384-3805

REDWOOD TRUST ANNOUNCES REPOSITIONING OF ITS COMMERCIAL LOAN BUSINESS

MILL VALLEY, CA – Tuesday, February 9, 2016 – Redwood Trust, Inc. (NYSE:RWT) announced today that it is repositioning its commercial business to focus solely on investing activities and will discontinue commercial loan originations for CMBS distribution.

“We have concluded that the challenging market conditions our CMBS conduit has faced over the past few quarters are worsening and are not likely to improve for the foreseeable future,” stated Marty Hughes, Chief Executive Officer of Redwood. “The escalation in the risks to both source and distribute loans through CMBS, as well as the diminished economic opportunity for this activity, no longer make our commercial conduit activities an accretive use of capital.”

Since initiating its commercial loan business in 2010, Redwood has focused on both investing in commercial mezzanine loans and originating commercial senior loans for sale into CMBS transactions. During that time, the company originated more than $2.5 billion of commercial loans, generated more than $50 million of revenues from the sale of loans into CMBS transactions, and created a portfolio of commercial mezzanine loans that totaled approximately $300 million at December 31, 2015. This portfolio generated approximately $30 million of net interest income during the full year 2015, based on preliminary financial results. Going forward, Redwood will no longer originate either senior or mezzanine commercial loans.

“We have a strong track record as a long-term credit investor, focused on building net interest income for our investment portfolio, and we can continue to opportunistically invest in mezzanine and subordinate CMBS tranches that meet our risk/return profile,” said Brett Nicholas, President of Redwood. “The market dislocations that negatively impacted our CMBS conduit may create opportunities to deploy capital into attractive investments in CMBS or other commercial transactions.”

Today’s announcement will result in a workforce reduction that will impact 25 employees primarily engaged in commercial loan origination activities, representing approximately 15% of the company’s fixed compensation expense at December 31, 2015. Redwood expects to incur non-recurring charges totaling approximately $5 million to $6 million related to this announcement, primarily in the first quarter of 2016. Redwood plans to retain a team of commercial professionals to support the company’s portfolio of commercial mezzanine loans as well as focus on additional commercial portfolio investments.

“Our commercial loan origination activities resulted in a pre-tax loss of approximately $3 million in 2015, or a loss of approximately $2 million on an after-tax basis, based on our preliminary full-year 2015 results. This included operating expenses of approximately $8 million,” said Christopher Abate, Chief Financial Officer of Redwood. “As a result of discontinuing these loan origination activities, we expect to eliminate this earnings drag going forward and free up approximately $100 million of capital for future investments.”

“On behalf of all of us at Redwood, I would like to extend my sincere appreciation to the members of our commercial team that are impacted by today’s announcement for their professionalism and dedication to the company,” Mr. Hughes stated. “Fred Matera, Executive Vice President and head of the commercial team, has been a leader at Redwood since joining the company in 2008, having served as Chief Investment Officer and in other roles, and we thank him for his many contributions across all of our businesses.”

This announcement is part of Redwood’s ongoing evaluation of the efficiency and profitability of its businesses. In the upcoming “Fourth Quarter 2015 – Redwood Review” and fourth quarter 2015 earnings conference call, both of which will be scheduled near the end of February 2016, Redwood plans to provide further detail regarding the impact of today’s announcement, as well as the impact of its recent announcement relating to the restructuring of its conforming residential loan business.

For more information about Redwood Trust, Inc., please visit our website at: www.redwoodtrust.com.

Cautionary Statement: This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including forward-looking statements related to: the discontinuation of Redwood’s commercial loan origination business and Redwood’s workforce reduction (and the expected related non-recurring expense and the expected impact on future payroll and other operating expenses), Redwood’s future business activities, competitiveness, and profitability, preliminary full-year 2015 financial results, and Redwood’s future investment opportunities. Forward-looking statements involve numerous risks and uncertainties. Actual results may differ from Redwood Trust's beliefs, expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as "anticipate," "estimate," "will," "should," "expect," "believe," "intend," "seek," "plan" and similar expressions or their negative forms, or by references to strategy, plans, or intentions. These forward-looking statements are subject to risks and uncertainties, including, among other things, those described herein and in Redwood Trust's most recent Annual Report on Form 10-K under the caption "Risk Factors." Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected may be described from time to time in reports Redwood Trust files with the Securities and Exchange Commission, including reports on Forms 10-Q and 8-K. Redwood Trust undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Important factors, among others, that may affect our actual results include: the inherent uncertainty regarding the timing and amount of severance and other costs associated with the discontinuance of our commercial mortgage loan origination business and the related workforce reduction, general economic trends, the performance of the housing, commercial real estate, mortgage, credit, and broader financial markets, and their effects on the prices of earning assets and the credit status of borrowers; federal and state legislative and regulatory developments, and the actions of governmental authorities, including those affecting the mortgage industry or our business (including, but not limited to, the Federal Housing Finance Agency’s final regulation relating to FHLB membership requirements and the potential implications for our captive insurance subsidiary’s membership in the FHLB); developments related to the fixed income and mortgage finance markets and the Federal Reserve’s statements regarding its future open market activity and monetary policy; our exposure to credit risk and the timing of credit losses within our portfolio; the concentration of the credit risks we are exposed to, including due to the structure of assets we hold and the geographical concentration of real estate underlying assets we own; our exposure to adjustable-rate mortgage loans; the efficacy and expense of our efforts to manage or hedge credit risk, interest rate risk, and other financial and operational risks; changes in credit ratings on assets we own and changes in the rating agencies’ credit rating methodologies; changes in interest rates; changes in mortgage prepayment rates; the availability of assets for purchase at attractive prices and our ability to reinvest cash we hold; changes in the values of assets we own; changes in liquidity in the market for real estate securities and loans; our ability to finance the acquisition of real estate-related assets with short-term debt; the ability of counterparties to satisfy their obligations to us; our involvement in securitization transactions, the profitability of those transactions, and the risks we are exposed to in engaging in securitization transactions; exposure to claims and litigation, including litigation arising from our involvement in securitization transactions; whether we have sufficient liquid assets to meet short-term needs; our ability to successfully compete and retain or attract key personnel; our ability to adapt our business model and strategies to changing circumstances; changes in our investment, financing, and hedging strategies and new risks we may be exposed to if we expand our business activities; our exposure to a disruption or breach of the security of our technology infrastructure and systems; exposure to environmental liabilities; our failure to comply with applicable laws and regulations; our failure to maintain appropriate internal controls over financial reporting and disclosure controls and procedures; the impact on our reputation that could result from our actions or omissions or from those of others; changes in accounting principles and tax rules; our ability to maintain our status as a REIT for tax purposes; limitations imposed on our business due to our REIT status and our status as exempt from registration under the Investment Company Act of 1940; decisions about raising, managing, and distributing capital; and other factors not presently identified.